UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

On June 7, 2011, New Generation Biofuels Holdings, Inc. (the “Company”) entered into an Amendment and Consent Agreement (the “Amendment”), the full text of which is attached as Exhibit 10.1 to this Form 8-K, which amended that certain Subscription Agreement by and among the Company and four (4) investors (each, an “Investor,” collectively, the “Investors”) dated February 1, 2011, as amended February 28, 2011 (the “Subscription Agreement”).  Pursuant to the Amendment, one Investor, Alpha Capital Anstalt (“Alpha”), agreed to loan the Company up to an additional aggregate principal amount of $1,025,000 pursuant to the terms and conditions of the Subscription Agreement (the “June Investment”).  The June Investment will be made as follows:  (i)  $50,000, pursuant to the Allonge dated May 17, 2011 (described below); (ii)  $100,000 pursuant to the Amendment on June 7, 2011 (the “June Installment”); (iii) an additional $375,000 in three (3) equal monthly amounts of $125,000 to be funded on the first business day of the three (3) successive months beginning on July 1, 2011, and (iv) up to an additional $500,000 in four (4) equal monthly amounts of $125,000 to be funded on the first business day of the four (4) successive months beginning on October 1, 2011.  On June 7, 2011, the Company issued Alpha a senior secured convertible note with a principal amount of $100,000 in connection with the June Installment (the “June Note”).

Senior Secured Convertible Note.  Key terms of the June Note are summarized below.  In connection with the Subscription Agreement, the Company executed a Security Agreement with the Investors dated February 1, 2011 (the “Security Agreement”), the full text of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 7, 2011.  The June Note is secured by the Security Agreement as discussed below.  The June Note will pay interest at a rate of eight percent (8%) per annum, mature six (6) months after their date of issuance and is convertible into shares of the Company’s common stock at a conversion price of ten cents ($0.10) per share of Company common stock (subject to adjustment as described in the June Note) at any time prior to repayment, at the election of the Investor.  In the aggregate, the June Note will be convertible into up to 1,040,000 shares of our common stock if held to maturity, including interest.  Pursuant to the Security Agreement, the June Note and the senior secured convertible notes issued February 1, 2011 pursuant to the Subscription Agreements, as amended and as increased pursuant to the Allonges (the “February Notes”) are secured by the assets of the Company until fifty-one percent (51%) of the aggregate outstanding principal of the June Note and the February Notes is either retired or converted into shares of the Company’s common stock.

At any time prior to maturity of the June Note, at the Company’s option, the Company may prepay the outstanding principal amount of the June Note plus unpaid accrued interest without penalty.  Upon the occurrence of an event of default (as defined in the June Note and the Security Agreement), the outstanding principal and all accrued interest on the June Note will accelerate and automatically become immediately due and payable. The Investors, at their option, also have the right to accelerate payment if we engage in certain change of control transactions.

Warrants.  In connection with the first $100,000 of the June Investment and the amounts advanced pursuant to those certain Allonges to the February Note by and between Alpha and the Company dated April 15, 2011, and May 17, 2011, respectively, totaling an additional $150,000 of additional principal under the original February Note issued by the Company to Alpha on February 1, 2011 (the “Allonges”), the Company issued Alpha two (2) sets of warrants.  Class A warrants are exercisable for an aggregate of 1,125,000 shares of Company common stock with an exercise price of ten cents ($0.10) per share (the “Class A Warrants”) and Class B warrants exercisable for an aggregate of 125,000 shares of Company common stock at one-half cent ($0.005) per share (the “Class B Warrants,” and collectively with the Class A Warrants, the “Warrants”).  The full text of the form of Class A Warrant and Class B Warrant are attached as Exhibit 4.2 and 4.3, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on February 7, 2011.

Use of Proceeds.  The Company intends to use proceeds from the offering for working capital, operating expenses and general corporate purposes.  Based on current estimates, the Company anticipates that its existing financial resources, including the net proceeds from this offering, will be adequate to continue to conduct our business through at least [July 15, 2011].  The Company is relying on receipt of the additional capital committed pursuant to the June Investment to continue operating its business.

Brokers Fees.  Pursuant to an oral agreement with Palladium Capital Advisors, LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent commissions in connection with the June Investment and the Allonges based on the proceeds received by the Company from Alpha pursuant to the June Installment and the Allonges.  The Company issued the Placement Agent a promissory note dated June 7, 2011, equal to seven percent (7%) of the aggregate total proceeds (i) received at the closing of the June Installment of the June Note and (ii) received pursuant to the Allonges (the “Palladium Note”).  The full text of the Palladium Note is attached as Exhibit 4.1 to this Form 8-K.

Securities Act Exemption.  The offering was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in accordance with Section 4(2) under the Securities Act and Rule 506 as an offering made solely to “accredited investors” as defined under the Securities Act.

The foregoing descriptions of the terms of the Amendment, the June Note, the Palladium Note and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the text of these documents filed as exhibits hereto which are incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Shell Company Transactions:  None

(d)           Exhibits:

4.1           Promissory Note issued to Palladium Capital Advisors, LLC dated June 7, 2011

10.1         Amendment and Consent Agreement dated June 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: June 10, 2011	By:	/s/ Dane R. Saglio
Dane R. Saglio
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Promissory Note issued to Palladium Capital Advisors, LLC dated June 7, 2011

10.1	Amendment and Consent Agreement dated June 7, 2011